Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income TaxesThe income tax provision is calculated for an interim period by distinguishing between elements recognized in the income tax provision through applying an estimated annual effective tax rate (the “ETR”) to a measure of year-to-date operating results referred to as “ordinary income (or loss),” and discretely recognizing specific events referred to as “discrete items” as they occur. The income tax provision or benefit for each interim period is the difference between the year-to-date amount for the current period and the year-to date amount for the period prior. Under ASC 740-270-30-36, entities subject to income taxes in multiple jurisdictions should apply one overall ERT instead of separate ETRs for each jurisdiction when calculating the interim-period income tax or benefit related to ordinary income (or loss) for the year-to-date interim period, except in certain circumstances. The Company’s effective tax rates for the six months ended June 30, 2021 and 2020 differ from the federal statutory rate of 21% principally as a result of valuation allowances expected to be applied to net operating loss carry-forwards which will not meet the threshold for recognition as deferred tax assets.	Income TaxesThe provision for income taxes differs from the amount which would result by applying the federal statutory income tax rate to “Loss before income taxes” for the years ended December 31, 2020 and 2019. The Company is composed of a single domestic legal entity and does not have any foreign legal entities nor generated sales in foreign entities for the years ended December 31, 2020 and 2019.
The reconciliation of the provision computed at the federal statutory rate to the Company’s provision (benefit) for income taxes was as follows:

	Year ended December 31,
	2020		2019
	(In thousands, except percentages)
Tax at federal statutory rate	$(4,579)	(21.0)%	$(5,392)	(21.0)%
State, net of federal benefit	(922)	(4.2)%	(2,119)	(8.3)%
Stock-based compensation	234	1.1%	226	0.9%
Other	(527)	(2.5)%	(569)	(2.2)%
Change in valuation allowance	5,794	26.6%	7,854	30.6%
Total provision for income taxes	$—	—%	$—	—%
The Company did not incur income tax expense or benefit for the years ended December 31, 2020 and 2019.
Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred tax assets and liabilities were as follows:

	December 31,
	2020	2019
	(in thousands)
Deferred tax assets
Net operating loss carryforwards	$35,818	$30,696
Research and development tax credits	5,286	4,382
Stock-based compensation	594	574
Other timing differences	644	897
Total deferred tax assets	$42,342	$36,549
Valuation allowance	(42,342)	(36,549)
Net deferred tax assets	$—	$—
Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain.
The Company concluded that it was not more-likely-than-not that tax benefits from operating losses would be realized and, accordingly, has provided a full valuation allowance against its deferred tax assets. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $5.8 million and $7.9 million for the years ended December 31, 2020 and 2019, respectively, due to current and previous year losses and credits claimed.
As of December 31, 2020, the Company had $131.2 million and $118.5 million federal and state net operating losses (“NOLs”), respectively, available to reduce future taxable income, which will begin to expire in 2034 and 2030 respectively for federal and for state tax purposes. The Company had $85.3 million of federal net operating loss included above that can be carried forward indefinitely.
As of December 31, 2019, the Company had $110.2 million and $108.2 million of federal and state NOLs, respectively, available to reduce future taxable income.
The Company also has federal research and developmental tax credit carryforwards of $4.4 million which begin to expire in 2034, and state research and developmental tax credit carryforwards of $4.3 million as of December 31, 2020. The federal credits expire starting in 2034 and the state credits have no expiration date.
Federal and California tax laws impose substantial restrictions on the utilization of NOLs and credit carryforwards in the event of an “ownership change” for tax purposes, as defined in Section 382 of the Internal Revenue Code. Accordingly, the Company’s ability to utilize these carryforwards may be limited as the result of such ownership change. Such a limitation could result in limitation in the use of the NOLs in future years and possibly a reduction of the NOLs available.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

	December 31,
	2020	2019
	(in thousands)
Balance at beginning of year	$2,429	$1,928
Additions based on tax positions related to the current year	431	501
Balance at end of year	$2,860	$2,429
For the years ended December 31, 2020 and 2019, the amount of unrecognized tax benefits increased $0.4 million and $0.5 million, respectively, due to additional research and development credits generated during the year. As of December 31, 2020 and 2019, the total amount of unrecognized tax benefits was $2.9 million and $2.4 million, respectively. The reversal of the uncertain tax benefits would not affect the Company’s effective tax rate to the extent that it continues to maintain a full valuation allowance against its deferred tax assets.
In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was signed into law in March 2020. The CARES Act includes modifications for net operating loss carryovers and carrybacks, limitations of business interest expense for tax, immediate refund of alternative minimum tax (“AMT”) credit carryovers as well as a technical correction to the Tax Cuts and Jobs Act of 2017, for qualified improvement property. As of December 31, 2020, the Company expects that these provisions will not have a material impact as the Company has no net operating losses or AMT credits that would fall under these provisions and does not expect interest expense to be deductible due to current year losses.
The Company is subject to U.S. federal income taxes and to income taxes in various states in the United States. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company is subject to U.S. federal, state and local examinations by tax authorities for all prior years since incorporation. The Company does not anticipate significant changes to its current uncertain tax positions through December 31, 2020.
The Company recognizes any interest and/or penalties related to income tax matters as a component of income tax expense. As of December 31, 2020, there were no accrued interest and penalties related to uncertain tax positions.